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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): May 30, 1996 (May 21, 1996)
                                                  ---------------------------



                                   CIBER, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-23488                 38-2046833
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)



     5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO              80111
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        (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code:  (303) 220-0100
                                                            --------------

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                                   CIBER, Inc.
                    Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     On May 21, 1996, CIBER, Inc. announced it will split its common shares 2 for 1. The stock split will have a record date of May 31, 1996 and a payable date of June 14, 1996.

ITEM 7. -C- EXHIBITS.

     1.   News Release dated May 21, 1996.

















     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CIBER, INC.



Date: May 30, 1996                 By: /s/ Mac J. Slingerlend
                                       ------------------------------
                                        Mac J. Slingerlend
                                        Executive Vice President/
                                        Chief Financial Officer